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                                                                    EXHIBIT i(2)


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




         We consent to the references to our Firm in Post-Effective Amendment No.18 to the Registration Statement of AIM Variable Insurance Funds.





                                                     /s/ TAIT, WELLER & BAKER
                                                     ------------------------
                                                     TAIT, WELLER & BAKER




Philadelphia, Pennsylvania
February 16, 2001